Exhibit 99.1

NB BANCORP, INC. AND PROVIDENT BANCORP, INC. ANNOUNCE THE RECEIPT OF ALL REGULATORY APPROVALS TO MERGE AND ANTICIPATED CLOSING DATE

Needham, Massachusetts and Amesbury, Massachusetts, October 20, 2025. NB Bancorp, Inc. (NASDAQ: NBBK) (“Needham”), the holding company of Needham Bank, and Provident Bancorp, Inc. (NASDAQ: PVBC) (“Provident”), the holding company of BankProv, jointly announce the following in connection with Needham’s proposed acquisition of Provident:

•	All required regulatory approvals have now been received to complete the proposed merger (the “Merger”), which was previously announced on June 5, 2025.

•	The proposed Merger is expected to be completed on or about November 14, 2025, subject to the satisfaction of the remaining customary closing conditions. Provident stockholders approved the Merger on September 16, 2025.

“Obtaining all required regulatory approvals in the timeframe we were able to secure them speaks to the commitment and efforts of these two organizations coming together as one,” said Joseph Campanelli, Chairman, President and Chief Executive Officer at Needham. “We look forward to expanding our footprint to the north and bringing the same products and services that have defined our 133-year history, while continuing to serve the needs of our customers, employees, and communities as a true community bank.”

“I am proud of what BankProv has built, and I’m equally excited to see how Needham Bank will take that foundation even further,” said Joseph Reilly, President and Chief Executive Officer at Provident. “Their commitment to innovation and community mirrors our own, and I am excited for the opportunities this next chapter will create.”

Forward Looking Statements

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Needham and Provident, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Needham and Provident caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Needham’s and Provident’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Needham and Provident market areas; (6) increased competition in the markets of Needham and Provident; (7) success, impact, and timing of business strategies of Needham and Provident; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Needham and Provident on the combined entities’ operations, financial condition, and financial results; (10) the failure to satisfy any of the conditions to the closing of transaction on a timely basis or at all or other delays in completing the proposed transaction; (11) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (12) the outcome of any legal proceedings that may be instituted against Needham or Provident; (13) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Needham and Provident do business; (14) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (17) the dilution caused by Needham’s issuance of additional shares of its capital stock in connection with the proposed transaction; (18) a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainty regarding U.S. fiscal debt, deficit and budget matters; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (20) severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of changes in U.S. presidential administrations or Congress, including potential changes in U.S. and international trade and tariff policies and the resulting impact on Needham and Provident and their respective customers; and (21) other factors that may affect the future results of Needham and Provident.

Additional factors that could cause results to differ materially from those described above can be found in Needham’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Needham’s website, www.nbbancorp.com, under the heading “SEC Filings” and in other documents Needham files with the SEC, and in Provident’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Provident’s website, www.bankprov.com, under the heading “SEC Filings” and in other documents Provident files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Needham nor Provident assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

ABOUT NB BANCORP, INC.

NB Bancorp, Inc. (Nasdaq Capital Market: NBBK) is the registered bank holding company of Needham Bank. Needham Bank is headquartered in Needham, Massachusetts, which is approximately 17 miles southwest of Boston's financial district. Known as the “Builder's Bank,” Needham Bank has been helping individuals, businesses and non-profits build for their futures since 1892. Needham Bank offers an array of tech-forward products and services that businesses and consumers use to manage their financial needs. For more information, please visit https://NeedhamBank.com.

ABOUT PROVIDENT BANCORP, INC.

Provident Bancorp, Inc. (Nasdaq: PVBC) is the holding company for BankProv, a full-service commercial bank headquartered in Massachusetts. With retail branches in the North Shore of Massachusetts and in southern New Hampshire, commercial banking offices in the Manchester/Concord market in Central New Hampshire and a loan office located in Ponte Vedra Beach, Florida, BankProv delivers a unique combination of traditional banking services and innovative financial solutions to its markets. For more information, visit www.bankprov.com.